Exhibit 99.1

Investor Relations Contact:
Shanye Hudson, (408) 658-1863
shanye.hudson@seagate.com

Media Contact:
Gregory Belloni, (408) 658-1018
gregory.belloni@seagate.com

SEAGATE TECHNOLOGY REPORTS FISCAL FIRST QUARTER 2020 FINANCIAL RESULTS

–	Revenue of $2.58 billion

–	GAAP diluted earnings per share (EPS) of $0.74; non-GAAP diluted EPS of $1.03

–	Cash flow from operations of $456 million and free cash flow of $309 million

–	Repurchased 9.2 million shares for $450 million

–	Raised the quarterly cash dividend to $0.65 per share payable on January 8, 2020

CUPERTINO, CA - November 1, 2019 - Seagate Technology plc (NASDAQ: STX) (the “Company” or “Seagate”) today reported financial results for its fiscal first quarter ended October 4, 2019.

“Seagate had a solid start to the fiscal year; we grew revenue, expanded non-GAAP operating income, and increased non-GAAP EPS quarter-over-quarter reflecting our focus on optimizing profitability to drive free cash flow,” said Dave Mosley, Seagate’s chief executive officer.

“Exabyte shipments were near record levels in the first quarter driven by improving demand conditions for mass capacity storage. We are ramping shipments of our industry capacity leading 16-terabyte drives to support strong customer demand. We continue to gain momentum with these products, which deliver lower total cost of ownership to our customers. While business conditions remain challenging over the near-term amidst ongoing geopolitical uncertainties, our innovative technology roadmap makes us well positioned to capture current and future mass capacity storage demand while also driving long-term value for our shareholders.”
Quarterly Financial Results

	GAAP		Non-GAAP
	FQ1 2020	FQ1 2019	FQ1 2020	FQ1 2019
Revenue ($M)	$2,578	$2,991	$2,578	$2,992
Gross Margin	26.0%	30.5%	26.7%	31.1%
Net Income ($M)	$200	$450	$278	$514
Diluted Earnings Per Share	$0.74	$1.54	$1.03	$1.76

The Company generated $456 million in cash flow from operations and $309 million in free cash flow during the fiscal first quarter 2020. Seagate has a healthy balance sheet and during the fiscal first quarter 2020, the Company paid cash dividends of $170 million and repurchased 9.2 million ordinary shares for $450 million. Cash and cash equivalents totaled $1.8 billion at the end of the quarter. The Company restructured debt, lowering annual interest expense and reducing total debt to $4.1 billion at the end of the quarter. There were 263 million ordinary shares issued and outstanding as of the end of the quarter.

All periods presented exclude share-based compensation from non-GAAP results. For a detailed reconciliation of GAAP to non-GAAP results, see accompanying financial tables.

Seagate has issued a Supplemental Financial Information document, which is available on Seagate’s Investor Relations website at investors.seagate.com.

Quarterly Cash Dividend
The Board of Directors of the Company (the “Board”) declared a quarterly cash dividend of $0.65 per share, which will be payable on January 8, 2020 to shareholders of record as of the close of business on December 26, 2019. The payment of any future quarterly dividends will be at the discretion of the Board and will be dependent upon Seagate’s financial position, results of operations, available cash, cash flow, capital requirements and other factors deemed relevant by the Board.

Business Outlook
The business outlook for the fiscal second quarter 2020 is based on our current assumptions and expectations; actual results may differ materially, as a result of, among other things, the important factors discussed in the Cautionary Note Regarding Forward-Looking Statements section of this release.

The Company is providing the following guidance for its fiscal second quarter 2020:

•	Revenue of $2.72 billion, plus or minus 5%

•	Non-GAAP diluted EPS of $1.32, plus or minus 5%

Guidance regarding non-GAAP diluted EPS excludes known charges related to amortization of acquired intangible assets and estimated share-based compensation expenses of $0.05 per share and $0.11 per share, respectively.

We have not reconciled our non-GAAP diluted EPS to the most directly comparable GAAP measure because material items that may impact these measures are out of our control and/or cannot be reasonably predicted including, but not limited to, accelerated depreciation, impairment, and other charges related to cost saving efforts, restructuring charges, strategic investment losses or impairment recognized, income tax adjustments on these measures, and other charges or benefits that may arise. The amounts of these measures are not currently available, but may be material to future results. A reconciliation of the non-GAAP diluted EPS to the corresponding GAAP measures is not available without unreasonable effort. A reconciliation of our historical non-GAAP financial measures to their nearest GAAP equivalent is contained in this release.
Investor Communications

Seagate management will hold a public webcast today at 6:00 a.m. Pacific Time that can be accessed on its Investor Relations website at investors.seagate.com.

An archived audio webcast of this event will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the event conclusion.

About Seagate
To learn more about the Company’s products and services, visit www.seagate.com and follow us on Twitter, Facebook, LinkedIn, Spiceworks, YouTube and subscribe to our blog. The contents of our website and social media channels are not a part of this release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the Company’s plans, strategies and prospects, financial outlook for future periods, including the fiscal second quarter 2020, expectations regarding the Company’s products, our ability to ramp production, storage industry trends and market demand, shifts in technology, the Company’s ability to meet market and industry expectations, and the effects of these future trends and expectations on the Company’s business as well as dividend issuance plans for the fiscal quarter ending January 3, 2020 and beyond. These statements identify prospective information and may include words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” or the negative of these words, variations of these words and comparable terminology. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on August 2, 2019, which is available on our investor relations website at investors.seagate.com. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended October 4, 2019. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

The inclusion of Seagate’s website addresses in this press release are intended to be inactive textual references only and not active hyperlinks. The information contained in, or that can be accessed through, Seagate’s websites and social media channels are not part of this press release.

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	October 4, 2019	June 28, 2019
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,784	$2,220
Accounts receivable, net	1,065	989
Inventories	1,041	970
Other current assets	141	184
Total current assets	4,031	4,363
Property, equipment and leasehold improvements, net	1,991	1,869
Goodwill	1,237	1,237
Other intangible assets, net	97	111
Deferred income taxes	1,128	1,114
Other assets, net	254	191
Total Assets	$8,738	$8,885
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,750	$1,420
Accrued employee compensation	149	169
Accrued warranty	86	91
Accrued expenses	564	552
Total current liabilities	2,549	2,232
Long-term accrued warranty	98	104
Long-term accrued income taxes	3	4
Other non-current liabilities	178	130
Long-term debt	4,140	4,253
Total Liabilities	6,968	6,723

Total Equity	1,770	2,162
Total Liabilities and Equity	$8,738	$8,885

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended
	October 4, 2019	September 28, 2018
Revenue	$2,578	$2,991

Cost of revenue	1,907	2,078
Product development	255	266
Marketing and administrative	122	115
Amortization of intangibles	4	6
Restructuring and other, net	17	23
Total operating expenses	2,305	2,488

Income from operations	273	503

Interest income	11	24
Interest expense	(55)	(58)
Other, net	(31)	(1)
Other expense, net	(75)	(35)

Income before income taxes	198	468
(Benefit) provision for income taxes	(2)	18
Net income	$200	$450

Net income per share:
Basic	$0.75	$1.57
Diluted	0.74	1.54
Number of shares used in per share calculations:
Basic	266	287
Diluted	270	292

Cash dividends declared per ordinary share	$0.63	$0.63

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	For the Three Months Ended
	October 4, 2019	September 28, 2018
OPERATING ACTIVITIES
Net income	$200	$450
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	92	134
Share-based compensation	26	18
Deferred income taxes	(12)	2
Other non-cash operating activities, net	44	(18)
Changes in operating assets and liabilities:
Accounts receivable, net	(77)	(9)
Inventories	(65)	(66)
Accounts payable	281	119
Accrued employee compensation	(20)	(79)
Accrued expenses, income taxes and warranty	(7)	45
Other assets and liabilities	(6)	(9)
Net cash provided by operating activities	456	587
INVESTING ACTIVITIES
Acquisition of property, equipment and leasehold improvements	(147)	(177)
Proceeds from sale of properties previously classified as held for sale	—	6
Purchases of strategic investments	(4)	(5)
Net cash used in investing activities	(151)	(176)
FINANCING ACTIVITIES
Redemption and repurchase of debt	(645)	—
Dividends to shareholders	(170)	(181)
Repurchases of ordinary shares	(450)	(150)
Taxes paid related to net share settlement of equity awards	(37)	(27)
Net proceeds from issuance of long-term debt	498	—
Proceeds from issuance of ordinary shares under employee stock plans	39	32
Net cash used in financing activities	(765)	(326)
Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	(5)	3
(Decrease) increase in cash, cash equivalents and restricted cash	(465)	88
Cash, cash equivalents and restricted cash at the beginning of the period	2,251	1,857
Cash, cash equivalents and restricted cash at the end of the period	$1,786	$1,945

Use of non-GAAP financial information

The Company uses non-GAAP measures of adjusted revenue, gross margin, operating expenses, income from operations, net income, diluted EPS, and free cash flow which are adjusted from results based on GAAP to exclude certain benefits, expenses, gains and losses. These non-GAAP financial measures may be provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain benefits, expenses, gains and losses that it believes are not indicative of its core operating results and because it is similar to the approach used in connection with the financial models and estimates published by financial analysts who follow the Company.

These non-GAAP results are some of the measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute or replacement for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in its industry.

SEAGATE TECHNOLOGY PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended
	October 4, 2019	June 28, 2019(a)	September 28, 2018(a)
GAAP Revenue	$2,578	$2,371	$2,991
Adjustment to discontinued products	—	—	1
Non-GAAP Revenue	$2,578	$2,371	$2,992

GAAP Gross Margin	$671	$624	$913
Adjustment to discontinued products	—	—	1
Amortization of acquired intangible assets	10	12	13
Share-based compensation	7	6	5
Non-GAAP Gross Margin	$688	$642	$932

GAAP Gross Margin	26.0%	26.3%	30.5%
Non-GAAP Gross Margin	26.7%	27.1%	31.1%

GAAP Operating Expenses	$398	$292	$410
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	(1)
Amortization of acquired intangible assets	(3)	(5)	(4)
Restructuring and other, net	(17)	63	(23)
Share-based compensation	(19)	(20)	(13)
Non-GAAP Operating Expenses	$359	$330	$369

GAAP Income From Operations	$273	$332	$503
Adjustment to discontinued products	—	—	1
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	1
Amortization of acquired intangible assets	13	17	17
Restructuring and other, net	17	(63)	23
Share-based compensation	26	26	18
Non-GAAP Income From Operations	$329	$312	$563

GAAP Net Income	$200	$983	$450
Adjustment to discontinued products	—	—	1
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	1
Amortization of acquired intangible assets	13	17	17
Restructuring and other, net	17	(63)	23
Losses recognized on the early redemption and repurchase of debt	30	—	—
Strategic investment losses or impairment recognized	—	—	4
Share-based compensation	26	26	18
Other charges	—	4	—
Income tax adjustments	(8)	(702)	—
Non-GAAP Net Income	$278	$265	$514

SEAGATE TECHNOLOGY PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended
	October 4, 2019	June 28, 2019(a)	September 28, 2018(a)
Shares used in diluted net income per share calculation	270	278	292
GAAP Diluted Net Income Per Share	$0.74	$3.54	$1.54
Non-GAAP Diluted Net Income Per Share	$1.03	$0.95	$1.76

GAAP Net Cash Provided by Operating Activities	$456	$448	$587
Acquisition of property, equipment and leasehold improvements	147	151	177
Free Cash Flow	$309	$297	$410

(a) In the fiscal first quarter of 2020, the Company began excluding share-based compensation from non-GAAP results. To provide improved visibility and comparability, the Company has reflected this change to its non-GAAP results retrospectively to the earliest date presented.

The Company’s Non-GAAP measures are adjusted for the following items:

Adjustment to discontinued products
These adjustments relate to sales of certain discontinued products or changes in sales provision for discontinued products. These adjustments are inconsistent in amount and frequency and are excluded in the non-GAAP measures as these adjustments are not indicative of the underlying ongoing operating performance.

Accelerated depreciation, impairment and other charges related to cost saving efforts
These expenses are excluded in the non-GAAP measures due to its inconsistency in amount and frequency and are excluded to facilitate a more meaningful evaluation of the Company’s current operating performance and comparison to its past periods’ operating performance.

Amortization of acquired intangible assets
The Company records expense from amortization of intangible assets that were acquired in connection with its business combinations over their estimated useful lives. Such charges are inconsistent in size and are significantly impacted by the timing and magnitude of the Company’s acquisitions. Consequently, these expenses are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Share-based compensation
As disclosed in the Company’s fiscal fourth quarter 2019 earnings release, share-based compensation expense is excluded from its non-GAAP results. These expenses consist primarily of expenses for employee share-based compensation. Given the variety of equity awards used by companies, the varying methodologies for determining share-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the Company’s control, the Company believes excluding share-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time and compare it against the Company’s peers, a majority of whom also exclude share-based compensation expense from their non-GAAP results.

Other charges
The other charges primarily include write-offs of certain discontinued inventory and expense related to disposed business. These charges are inconsistent in amount and frequency and are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Restructuring and other, net
Restructuring charges and other, net are costs associated with restructuring plans that are primarily related to costs associated with reduction in the Company’s workforce, exiting certain facilities and other related costs. These also exclude charges or gains from sale of properties. These costs or benefits do not reflect the Company’s ongoing operating performance and consequently are excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Losses recognized on the early redemption and repurchase of debt
From time to time, the Company incurs losses from the early redemption and repurchase of certain long-term debt instruments. These losses represent the difference between the reacquisition costs and the par value of the debt extinguished and include the write off of any related unamortized debt issuance costs. The amount of these charges may be inconsistent in size and varies depending on the timing of the repurchase of debt.

Strategic investment losses, (gains) or impairment recognized
From time to time, the Company incurs losses or gains from strategic investments accounted for under the equity method of accounting or records impairment charges which are not considered as part of its ongoing operating performance. The resulting expense or gain is inconsistent in amount and frequency and consequently is excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Income tax adjustments
Provision or benefit for income taxes represents the tax effects of non-GAAP adjustments determined using a hybrid with and without method and effective tax rate for the applicable adjustment and jurisdiction. For Q4'19, it also includes impacts from a release of valuation allowance related primarily to the Company's U.S. deferred tax assets. This was driven by improvements in the Company's profitability outlook in the U.S. including the Company's effort to structurally and operationally align its enterprise data solutions business with the rest of the Company. This does not materially change the Company's future worldwide effective tax rate.

Free cash flow
Free cash flow is a non-GAAP measure defined as net cash provided by operating activities less acquisition of property, equipment and leasehold improvements. This non-GAAP financial measure is used by management to assess the Company's sources of liquidity, capital structure and operating performance.